                                                                   EXHIBIT 10.15

INDUSTRIAL BUILDING LEASE               NO. 1201                 GEORGE E. COLE
(For Use in Illinois)                FEBRUARY 1986                 LEGAL FORMS

CAUTION: Consult a lawyer before using or acting under this form. Neither the publisher nor the seller of this form makes any warranty with respect thereto, including any warranty of merchantability or fitness for a particular purpose.

                           INDUSTRIAL BUILDING LEASE

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Date of Lease              Term of Lease                      Monthly Rent
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April 7,1997               Beginning: April 7, 1997           SEE RIDER R-3
                           Ending: March 31, 2002
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Location of Premises:
Approximately 11,557 sq. ft. in the building commonly known as 1642 Lake Street, Chicago, Illinois, as set forth on the floor plan outlined in yellow on Exhibit A attached hereto and made a part hereof.
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Lessee shall also have the use of all common areas in the building in which the
Premises are located and the surrounding property, including without limitation the adjacent alley providing access to Lake Street and Walnut Street.
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Purpose:
Lessee shall use the Leased Premises solely for the purpose of commissary and general office use and Lessee will not use or permit or suffer the use of the premises or any part thereof for any other business or purpose or violate any zoning ordinance or impair the reputation of the building.
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
LESSEE:  BRIAZZ, INC.                         LESSOR:     WALNUT STREET PROPERTIES, INC.
         a Washington Corporation,            Address     1639 W. Walnut
         Jim McDermet                                     Chicago, Illinois 60622
Address: 1011 SW Klickitat Avenue, Suite 202
         Seattle, WA 98134

     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term. Subject to the terms and conditions of the Rider attached hereto and made a part of hereof, Lessor and Lessee agree as follows:


RENT                1.  Lessee shall pay Lessor or Lessor's agent as base rent
----
                    for the Premises the sum stated above, monthly in advance on the first day of each month, until termination of this
                    lease, at Lessor's address stated above or such other
                    address as Lessor may designate in writing. In the event
                    Lessee does not pay the base rent within the first five days of each month then a penalty shall accrue on the unpaid rent at a rate of $15.00 per day from the first day of each
                                 ------
                    month. Notwithstanding the above Lessor agrees to notify
                    Lessee the first two times of Lessee's default in payment during any calendar year and in the event Lessee does not pay the base rent within five days after notice of default from Lessor then a penalty will accrue on the unpaid rent at a rate of $15.00 per day from the first day of each month.

LESSEE NOT TO       2.  Lessee will not allow the Premises to be used for any
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MISUSE SUBLET       purpose other than that herein before specified, and will
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ASSIGNMENT          not load floors with machinery or goods beyond the floor
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                    load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or part, by any other person, and except as otherwise provided in the Rider attached hereto will not sublet the same or any part thereof, nor assign this lease without in each case first obtaining the written consent of the Lessor, and Lessee will not permit any transfer by operation of law of the interest in Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or any purpose that will injure the reputation of the building or increase the fire hazard of the building; or disturb the tenants or the neighborhood. In each instance where Landlord's consent is required hereunder, such consent shall not be unreasonably withheld or delayed.

INDEMNITY FOR       3.  Lessee covenants and agrees to protect and defend and
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ACCIDENTS           save and keep Lessor forever harmless and indemnified
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                    against and from any penalty or damages or charges imposed for any violation of any laws or ordinances by Tenant, its agents, contractors, servants, employees, subleases and assignees and invitees, whether occasioned by the neglect of the Lessee, its agents, contractors, servants, employees, subleases and assignees and invitees, or otherwise and Lessee will at all times protect indemnify, and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, with the exception of those caused by the negligence or intentional wrongful acts of Lessor, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof.

NONLIABILITY        4.   Except as provided by Illinois statute, or by Lessor's
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OF LESSOR           failure to perform its obligations hereunder, Lessor shall
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                    not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam, or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from act or neglect of any owners or occupants of adjacent or contiguous property.

ACCESS TO           5.   Lessee will allow Lessor free access to the Premises,
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PREMISES            upon reasonable notice (not less than 24 hours, except in
--------
                    emergency cases) for examining or exhibiting or to make any needful repairs, or alterations thereof which the Lessor may see fit to make and which shall be made without interfering with Lessee's business.

ABANDONMENT         6.   If Lessee shall abandon the Premises, or if Lessee's
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AND RELETTING       right to occupy the Premises be terminated by Lessor by
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                    reason of Lessee's breach of any of the covenants herein not cured within any applicable cure period, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit and are commercially reasonable, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease. Only those expenses incurred by Lessor which are allocable to the remainder of the Term shall be credited against rents received by Lessor.

HOLDING             7.   Lessee will, at the end of this Lease by lapse of time
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OVER                or otherwise yield up immediate possession to he Lessor, and
----
                    failing so to do, will pay as liquidated damages, for the whole time such possession is withheld a sum equal to I
                    1/2 the daily amount of rent provided for in this Lease for the period immediately proceeding the termination of the lease for each day possession is withheld; and Lessee shall also pay Lessor all reasonable and direct damages sustained by Lessor by reason of Lessee's retention of possession in excess of such sum; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any pan thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE          8.   There shall not be allowed, kept, or used on the
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HAZARD              Premises any inflammable or explosive liquids or materials
------
                    save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used in accordance with reasonable requirements Lessor's insurance carrier and statutes and ordinances now hereafter in force.

DEFAULT BY          9.   Subject to the Rider attached hereto, if a default be
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LESSEE              made in the payment of the above rent, or any part thereof,
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                    or in any of the covenants herein contained to be kept by
                    the Lessee, and which defaults are not cured within the applicable cure periods provided for in the Rider, Lessor may at any time thereafter at his election declare said term ended and re-enter the Premises or any part thereof, with or (at the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same without prejudice to any remedies which might otherwise be used for arrears of rent and Lessor shall have at all times the right to distrain for rent due and shall have a valid lien upon all personal property which Lessee now owns, or may hereafter acquire, or have an interest in which by law subject to such distraint as security for payment of the rent herein reserved, provided, however, that any such lien or right of distraint of Lessor against personal property of Lessee shall be junior and subordinate to all present and future security interests granted by Lessee in any such items of personal property. If required by any lender of Lessee, Lessor shall execute an instrument confirming such subordination to any lender of Lessee having a security interest in Lessee's personal property.

NO RENT             10.  Lessee's covenant to pay rent is and shall be
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DEDUCTION           independent of each and every other covenant of this Lease.
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OR SET OFF          Subject to the Rider attached hereto, Lessee agrees that any
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                    claim by Lessee against Lessor shall not be deducted from
                    rent nor set off against any claim for rent in any action.

RENT AFTER          11.  It is further agreed, by the parties hereto, that after
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NOTICE OR SUIT      the service of this notice, or the commencement of a suit or
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                    after final judgment of possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not, except to the extent of the rent paid, waive or affect said notice, said suit, or said judgment.

PAYMENT OF          12.  Lessee will pay and discharge all reasonable costs,
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COSTS               attorney's fees and expense that shall be made and incurred
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                    by Lessor in enforcing the agreements of this Lease, in the event of Lessee's default. In the event of any dispute between the parties regarding this Lease, the non-prevailing party in such dispute shall pay the reasonable attorneys fees and expenses incurred by the prevailing party.

RIGHTS              13.  The rights and remedies of Lessor under this lease are
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CUMULATIVE          cumulative. The exercise or use of any one or more thereof
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                    shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

FIRE AND            14.  In case the Premises shall be rendered untenantable
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CASUALTY            during the term of this Lease by fire or other casualty and
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                    the damage can be repaired within 120 days, Lessor shall
                    repair the Premises. If the damage will take more than 120 days to repair, either Lessor or Lessee may terminate this Lease by giving written notice of termination within 30 days after the damage occurs, and if no such notice is given by either party, Lessor will repair the Premises and this Lease will continue in full force and effect. If Lessor is required to repair the Premises, this Lease shall remain in effect except that rental payments shall abate from the date of such fire or casualty until the Premises arc again tenantable. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

SUBORDINATION       15.  This Lease is subordinate to all mortgages which may
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                    now or hereafter affect the Premises provided that the
                    holder of any such mortgage shall agree to recognize this Lease and not disturb Lessee's occupancy of the Premises so long as Lessee is not in default beyond any applicable cure period. Within 15 days after the date hereof, a form of subordination and non disturbance/attornment agreement in form reasonably acceptable to Lessee shall be obtained by Lessor from any present mortgage holder and shall be executed by such holder and by Lessee and Lessor.

PLURALS;            16.  The words "Lessor" and "Lessee" wherever herein
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SUCCESSORS          occurring and used shall be construed to mean "Lessors" and
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                    "Lessees: in case more than one person constitutes either
                    party to this Lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

SEVERABILITY        17.  Wherever possible, each provision of this Lease shall
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                    be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.

PERMITS,            18.  It is hereby understood that Lessee has applied for
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EXAMINATION         all permits required for Lessee's use of the Premises for
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OF PREMISES         the purposes permitted under this Lease. In the event Lessee
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                    is unable to obtain all such permits within forty-five (45)
                    days from the date hereof, Lessee may give notice to Lessor terminating this Lease, with a penalty payment of $13,906.92 from Lessee to Lessor, which payment shall be accomplished by Lessee's forfeiture of the Security Deposit. If no such notice is given within sixty (60) days from the date hereof, Lessee's right of termination shall expire and be of no further force or effect.

MEMORANDUM          19.  At the request of either party, both parties shall
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OF LEASE            execute a memorandum of Lease, in recordable form reasonably
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                    acceptable to both parties, describing the Premises
                    including all common areas, setting forth the term of this Lease and the Occupancy Date, the existence of the three options to extend and Lessee's right to expand and right of first refusal. Either party may record the Memorandum of Lease provided that a copy of the recorded document is provided to the other party.


                              ATTACH RIDERS HERE


     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such operation.


     This Lease consists of _____ pages numbered 1 to _____, including a rider consisting of _____ pages, identified by Lessor and Lessee.


     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE: BRIAZZ, INC.                     LESSOR: WALNUT STREET PROPERTIES, INC.


By:       /s/ James McDermet   (seal)    By:______________________________(seal)
   ----------------------------------
          JIM MCDERMET                              JAMES BOLDUC
Title: President                         Title:

RIDER ATTACHED TO AND MADE A PART OF THAT CERTAIN INDUSTRIAL BUILDING LEASE DATED AS OF APRIL 7, 1997 C-LEASE") BY AND BETWEEN BRIAZZ, INC. ("LESSEE") AND WALNUT STREET PROPERTIES, INC. ("LESSOR") FOR THE PREMISES COMMONLY KNOWN AS 1642 LAKE STREET, CHICAGO, ILLINOIS.

_____________________________________________________________

R-1. Should any conflict or inconsistency arise between any term, provision or condition of this Rider and the pre-printed portion of this Lease (pages I through 3), except as may be specified to the contrary, the terms, provisions or conditions of this Rider shall control. References in this Lease or the Rider to "lease" or "Lease" shall be deemed to include this Rider. This Lease contains the sole and exclusive agreement between the parties with respect to the subject matter hereof, supersedes all prior understandings, if any, with respect thereto, and may not be amended, supplemented or terminated, nor shall any obligation hereunder or condition hereof be deemed waived, except by a written agreement signed by the party to be charged. The provisions of this Lease are to apply to and bind the successors (personal representatives and heirs) and assigns of the respective parties. This Lease shall be governed by and construed in accordance with the laws of the State of Illinois.

R-2. Upon the execution of this Lease, Lessee shall pay to Lessor the sum of Thirteen Thousand Nine Hundred and Six Dollars and 92/100($13,906.92) in cash (the "Security Deposit"), to be held by Lessor as security for Lessee's faithful performance and observance of all of the terms, covenants and conditions of this lease, including, without limitation, the surrender of possession of the Premises to Lessor as herein provided. Lessor may commingle the Security Deposit funds with other funds of Lessor, and there shall be no requirement that any interest be paid on said Security Deposit. It is agreed that in the event Lessee defaults in respect to any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Base Rent and Additional Rent, Lessor may apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Base Rent and additional Rent or any other sum as to which Lessee is in default, or for any sum that Lessor may expend or may be required to expend by reason of Lessee's default in respect of any of the terms, covenants and conditions of this Lease (including, but not limited to, any damages or deficiency in the relating of the Premises, whether such damages or deficiency accrues before or after summary proceeding or other reentry by Lessor). The Security Deposit is not to be used or applied by Lessee as a substitute for Base Rent, Additional Rent or any other payment due to Lessor in any month, but may be so applied by Lessor at any time and at Lessor's option; provided however, and notwithstanding any other terms of this paragraph, in the event Lessee is not then in default, Lessee may apply $5,056.19 from the Security Deposit to payment of Base Rent accruing on and after April 1, 1999 only upon prior written notice to Lessor. The Lessor's use, application or retention of all or any portion of the Security Deposit shall not prevent Lessor from exercising any other right or remedy available against Lessee and provided by this Lease or by law or equity, and shall not operate as a limitation on any recovery to which Lessor may otherwise be entitled. If Lessor so applies or retains any part of the Security Deposit, then upon written demand from Lessor, Lessee shall deposit cash with Lessor in the amount required to ensure that Lessor shall have the full Security Deposit on hand at all times during the term. If Lessee fully and faithfully complies with all of the terms, provisions, covenants and conditions of this Lease, the balance of the Security Deposit, if any, shall be returned to Lessee within thirty (30) days after Lessee surrenders the entire Premises to Lessor in the condition required under the Lease; provided, however, that if Lessee fails to so comply with the preceding requirement and, as a result, Lessor retains or applies all or some portion of the Security Deposit to the cure of such default, Lessor shall provide Lessee with a reasonably detailed written explanation of the nature of such default or breach.

R-3 The base rental for each month of the initial term of the lease shall be as follows:

                                 YEAR:         RATE:
                     4/1/97 - 3/31/98:       $5,056.19 per month
                     4/l/98 - 3/31/99:       $5,056.19 per month
                     4/1/99 - 3/31/2000:     $5,056.19 per month
                     4/1/00 - 3/31/01:       $5,826.65 per month
                     4/1/01 - 3/31/02:       $6,000.01 per month

          It is hereby understood that Lessee, prior to the Lease Commencement Date, shall have the non-exclusive right to enter the Leased Premises for the sole purpose of preparing the Leased Premises for move-in condition with all terms of this Lease in full force and effect, except rental. Lessee acknowledges that prior to the Lease Commencement Date the Leased Premises will be under construction. Lessor shall have no liability for any of Lessee's personal property prior the Lease Commencement Date. Lessee agrees to confer with Lessor, so as not to unreasonably interfere with Lessors' construction within the Leased Premises.

R-4. Lessor shall have no duty or obligation to provide and maintain any utilities or services of any kind or nature whatsoever to the Leased Premises or to Lessee except that to the extent any utilities are located outside the Premises upon Lessor's property and within Lessor's control, Lessor shall take any action required by Lessor to continue utility services to the Premises. However, Lessor acknowledges that utility services are currently being provided to the Leased Premises. Without limitation of the foregoing, Lessee shall arrange for and pay directly to the appropriate supplier, all charges for all utilities for the Premises including electricity, gas, water and sewer charges as well as for security services, if they elect to provide for such service. Lessee shall also pay directly for such janitor/cleaning service and scavenger services for the removal of all Lessee's refuse and garbage as may be required for waste generated by Lessee so as to keep the Leased Premises clean and in sightly condition, odor and rodent fee and as maybe required to comply with all city ordinances, state laws and rules and regulations of other applicable regulatory bodies. Lessee agrees to comply with all city ordinances, state laws and rules and regulations of other applicable regulatory bodies pertaining to their garbage dumpsters agreeing to maintain the area in a clean and sightly condition, odor and rodent free and any improvements or appurtenances required by virtue of said compliance shall be installed, maintained and paid for by Lessee. Lessee agrees to maintain heat in the Premises at all necessary levels so that the sprinkler system including, without limitation, the pipes therein, shall not freeze. The failure of the Lessee to pay in a timely fashion any of the above described charges, which failure is not cured within any applicable cure period, shall constitute an event of default under this Lease. The obligations imposed on Lessee under this Paragraph R-4 shall survive the Expiration Date, extension hereof or any earlier termination of Lease, but only with respect to those utility charges that accrue through the date on which this Lease or any extension hereof expires or is otherwise terminated.

R-5. Lessee shall obtain and pay for Commercial General Liability Insurance (bodily injury and property damage liability), in an insurance company acceptable to Lessor, covering the leased premises and also insuring Lessor, the title-holding trust and its beneficiaries. Lessee's insurance company shall supply a certificate of Insurance to Lessor showing Lessor as an additional insured. The combined limit for said insurance shall be $2,000,000.00. Lessee shall be responsible for insuring its own personal property. Prior to taking possession, Lessee shall deposit with Lessor copies of the policy, receipt of which by Lessor and proof of premium payment, as payment, is made from time to time. Lessee shall be responsible for and carry workers compensation covering the leased premises and also insuring Lessor, the title-holding trust and its beneficiaries with statutory limits of liability and including employers liability coverage with limits of liability of $100,000/$500,000/$100,000.

R-6. Each of the parties to this Lease hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured (or required hereunder to be insured) under valid and collectible insurance policies, to the extent of any recovery collectible (or which would have been collectible had such insurance required hereunder been obtained) under such insurance policies plus any deductible amounts, and each party hereby waives any right of subrogation that may otherwise accrue to any insurance company or other entity against the other party hereunder. Nothing contained in this paragraph shall release Lessee from the obligation set forth in this Lease above to obtain insurance policies or certificates thereof.

R-7. Lessee agrees with Lessor that in the event there is any change in Lessee's use of the Premises (from the use permitted hereunder) which in any manner or form increases the insurance premiums that are presently carried by Lessor, then, and in such event, Lessee agrees to pay Lessor, as additional rent for the Premises, the total increased amount of any such premiums which are the result of such change in use. In addition to the foregoing, if the cost of the insurance presently covering the premises commonly known as 1642 Lake Street, Chicago, Illinois is increased, then, and in such event, Lessee agrees to pay Lessor Lessee's pro-rata share of such increased insurance costs within ten (10) days after being rendered a statement for the foregoing increase in insurance costs. Notwithstanding anything herein contained to the contrary, in the event there is an increase in the rate of insurance caused by the purposes for which the premises commonly known as 1642 Lake Street Chicago, Illinois are used by other lessees, Lessee shall not be liable for any such increased insurance costs.

R-8. Lessee has inspected the Leased Premises, and, except as otherwise stated herein knows the condition of the Premises, has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this Lease that are not herein expressed. Lessee understands that the Leased Premises is located in an industrial building, which is inherently noisy and dusty and Lessee agrees to accept this Agreement subject to those inherent conditions. Upon the Lease Commencement Date, Lessor agrees that all doors and windows, including skylights, exterior entry doors and garage doors and all existing plumbing and electrical systems in the Leased Premise and which are not to be replaced as part of the initial alterations shall be in good repair and condition. Any capital expenditures or other improvements or repairs to any part of the Building or property of which the Leased Premises is a part required by statute, ordinance, rule or regulation of any governmental or quasi-governmental body or authority, and which is common area not the responsibility of other tenants who are obligated to pay the same, shall be made and paid for by Lessor. Lessee's use of the Leased Premises shall also, at all times comply with all applicable laws, ordinances and regulations of governmental or quasi-governmental authorities having jurisdiction thereof. NO liquor shall be sold on the Leased Premises. Lessee shall not commit waste or do or permit any act or omission in or about the Leased Premises which may be dangerous to person or property, or which may invalidate, violate the terms of or increase the amount of premiums for any policy. of insurance carried on the Property or covering operation of the building. Lessee shall not do or permit anything to be done upon the Leased Premises, or bring or keep anything thereon which is in violation of rules, regulations or requirements of the Chicago Fire Department, Illinois Inspection and Rating Bureau, Fire Insurance Rating Organization, or any other similar authority having jurisdiction over the Property.

R-9. Lessee has inspected the Leased Premises, and, subject to the other provisions of this Lease, including the improvements (defined below), accepts the condition of the Leased Premises on an "as-is" "where-is" basis, and Lessor shall have no duty or obligation, of any nature or kind (except as set forth elsewhere in this Lease) to complete or perform any improvements to the Leased Premises in connection with the Lease or Lessee's occupancy of the Leased Premises, except as specifically set forth in this Lease. Lessee further understands and agrees that Lessor shall have no liability or responsibility to pay any costs or expenses in connection with the maintenance and repair of the Leased Premises of any kind during the Lease term or any extension hereof other than as provided herein. Lessee agrees at its sole cost and expense that it will maintain, repair and make all replacements, additions and improvements required to keep or cause to be kept in the interior of the Leased Premises and the plumbing, heating, air conditioning, electrical, hot water tank, fire protection, ventilating, lighting, and pipes and other mechanical equipment and appurtenances situated inside the Leased Premises or situated outside the Leased Premises but exclusively serving the Leased Premises in good order, repair and condition, sanitary and safe, at its cost, including any damage to the internal structural members of the building caused by Lessee. Lessee will also maintain, repair, and make all replacements, additions and improvements and keep in good repair and condition and clean, sanitary and safe, at its costs, all doors and garage door openings, door frames, fixtures, equipment and appurtenances thereof, partitions, windows and moldings, glass 1(including plate glass) that is in Lessee's sole possession and shall repair any damage to the common areas including but not limited to the parking area, the security system for the parking area, all access areas, dock areas, equipment doors and garage door openings caused by Lessee. If replacement of equipment, fixtures and/or appurtenances thereto is necessary, Lessee shall at Lessee's sole cost and expense replace the same with equipment, fixtures and/or appurtenances of the same quality and utility, and repair all damage done in or by such replacement. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be additional rent immediately due from and payable by Lessee to Lessor. Except in emergency cases, Lessor shall not make any such repairs unless Lessor has first given Lessee at least ten days notice specifying any repair which Lessor believes is required. Lessee will comply with all city ordinances, state laws and rules and regulations of other applicable regulatory bodies pertaining to the use and occupancy of said premises and the common areas used exclusively by Lessee, and any repairs, capital expenditures, improvements or appurtenances required by virtue of said compliance and related to Lessee's business operation shall be installed and paid for by Lessee. Lessee will replace all broken and damaged glass in the Leased Premises, and will also replace all broken and damaged glass in the common areas if such breakage or damage was caused by Lessee. Upon receipt of written request from Lessee, the Lessor shall, during the term of this Lease, make any and all necessary repairs to the internal or external structural members, common walls floor (excluding floor coverings), foundation and roof, except where such damage was caused by Lessee cutting through said roof or is otherwise caused by Lessee. Lessor shall also, as reasonably determined by Lessor, maintain and make any and all necessary repairs to all common areas, including the parking area, the security system for the parking area and all access areas, except where said damage is caused by Lessee. Lessor shall not make any changes in the common areas in a manner which would materially interfere with Lessee's business conducted in the Leased Premises, except as required to comply with all applicable laws, statutes, ordinances, rules or regulation of any governmental or quasi-governmental body or authority. At the expiration of this Lease, Lessee shall surrender and yield up the Leased Premises to Lessor in good order and condition, ordinary wear and tear and loss by casualty excepted. If the Premises are equipped with heating and air conditioning units, said units may be used by Lessee for the purpose of providing heat and air conditioning to the Premises. Lessee, at its sole costs and expense, shall repair, operate and maintain the said equipment in good working order.

R-10. During the term of this Lease, Lessee shall furnish and maintain in good condition, working order and repair, fire extinguishers in compliance with all city and state fire codes, regulations, ordinances and laws.

R-11. At the termination of this Lease by lapse of time or for whatsoever reason, Lessee will at once surrender possession of the Leased Premises to Lessor and shall remove such of Lessee's goods and effects as are not permanently affixed to the premises, remove all of Lessee's signs and return the Premises to its original condition as altered by Lessee, reasonable wear and tear and loss by casualty excepted; repair any damage caused by such removal; and promptly surrender the Premises and all alterations and additions thereto and all decorating, fixtures, furnishings, partitions, electrical wiring, panel boxes and other electrical equipment, heating, ventilating and cooling equipment, and other equipment and floor coverings, all of which are permanently affixed to the Premises, which shall thereupon become the property of Lessor, in clean and good order, repair and condition, damage by fire or other casualty and ordinary wear and tear excepted. If Lessee shall fail or refuse to remove all such property from the Leased Premises within fifteen (15) days, following such termination any personal property of Lessee not removed shall at Lessor's option, become the property of Lessor to the fullest extent allowed by law. In said event it shall be conclusively presumed that Lessee abandoned said personal property, and title thereto shall thereupon pass to Lessor without any cost to Lessor either by setoff, credit allowance or otherwise, and Lessor shall be entitled to be reimbursed by Lessee for any removal or other expenses incurred by Lessor as a result of such abandonment.

R-12. Lessee shall not remodel or make any alterations, repairs, additions or improvements in or to the Premises including the initial alteration except with the advance written consent of Lessor, which said consent shall not be unreasonably withheld. Notwithstanding the foregoing without Lessor's consent Lessee shall be entitled to make alterations not affecting any structural components, the building systems or the other tenants in the Building and costing up to $20,000.00 in any year. If such written approval of Lessor is obtained (or is not required), then the Lessee shall, during or before the term of this Lease, repair, remodel, alter and improve the demised premises at its own expense, all of which must be done by the Lessee in conformity with any law, ordinance or regulation pertaining thereto and in a good an workmanlike manner, using only materials of good grade or quality and which will not in any way endanger or weaken the structural support of said premises. All such repairing, remodeling, altering and improving of the demised premises will become the property of the Lessor unless otherwise expressly provided in the aforesaid consent.

          Lessee shall promptly pay or cause to be paid the costs of all such alterations, additions, repairs, improvements or changes made by through and/or on behalf of Lessee. Lessee shall not permit any mechanic's lien, materialmen's contractor's or subcontractor's liens o liens arising from, or any claim for damage growing out of, the work of any construction, repair, restoration, replacement or improvement by, through and/or on behalf of Lessee, to be placed upon the Premises or any part of the entire property or improvements thereon, and in the event that such a lien is filed, Lessee shall promptly pay all of such lien, claims or demands before any action is brought to enforce the same against the Premises, and Lessee agrees to indemnify, defend and save Lessor and Property free and harmless from any and all such liens, claims and demands, together with reasonable attorneys' fees and all costs and expenses in connection therewith. If default in payment thereof shall continue for thirty (30) days after written notice thereof, from Lessor to Lessee, Lessor shall have the right an privilege, at Lessor's option, of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid t Lessor immediately on rendition of bill therefore. Lessee covenants and agrees to pay and indemnify, defend and save Lessor and Property free and harmless from all legal costs and charges, including attorneys fees lawfully and reasonably incurred in the defense of any suit arising out of the occupancy of the Premises in question by the Lessee, in discharging the Premises or any part thereof from any liens judgments or encumbrances suffered or incurred by said Lessee. Notwithstanding the foregoing, if Lessee desires to contest any such lie filed or recorded against the Property, Lessee shall provide Lessor with a bond, cash, title indemnity or other security reasonably acceptable to Lessor in an amount equal to not less than one and one half (1 1/2) times the full amount of the charge under contest plus, al interest, costs, expenses and penalties.

          Upon completion of the aforesaid alterations, additions, repairs or changes by Lessee's contractor, Lessee shall deliver to Lessor Contractor's sworn affidavits and full and final waivers of lien covering all labor and materials expended and used.

R-13 DEFAULT. (A) Bankruptcy of Lessee. In the event that Lessee shall make an assignment for the benefit of creditors, or shall file a voluntary petition under any state or federal bankruptcy or insolvency law, or if an involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Lessee under any state or federal bankruptcy or insolvency law, or whenever a petition shall be filed by or against Lessee under the reorganization provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a petition shall be filed by Lessee under the arrangement provisions of the United States Bankruptcy Act or similar law, or whenever a receiver of Lessee, or of, or for, the property of Lessee shall be appointed, or Lessee admits it is insolvent or is not able to pay its debts as they mature, and such proceeding or petition is not dismissed within sixty (60) days of the date it is filed, then such event shall constitute a default by Lessee under this Lease, whereupon Lessor may exercise its remedies as provided in Paragraph R-14 below.

          (B) Default Provisions. Each of the following items shall constitute a default under this Lease by Lessee: (a) if Lessee fails to pay Base Rent or Additional Rent when due hereunder, and such failure continues for more than ten (10) days after Lessor delivers written notice to Lessee advising Lessee of such failure; (b) if Lessee fails to timely satisfy any monetary obligation imposed under this Lease, other than the payment of Base Rent and Additional Rent, and such failure continues for more than fifteen (15) days after Lessor delivers written notice to Lessee advising Lessee of such failure; (c) if Lessee fails to cure any non-monetary default under this Lease within thirty (30) days after Lessor delivers written notice advising Lessee of such default, or in the case of a non-monetary default which cannot, by its nature, be cured within a period of thirty (30) days and the continuance of which for the period required for cure will not
          (i) subject Lessor to any litigation; or (ii) subject the Premises, or any part thereof, to condemnation; (iii) subject the Premises, or any part thereof, to any lien or encumbrance; or (iv) result in the termination of the Lease or foreclosure of any superior mortgage, and if Lessee shall not have (x) within said thirty (30) day period, advised Lessor of Lessee's intention to take all steps necessary to remedy such default; (y) duly commenced, within said thirty (30) day period, and thereafter diligently pursue to completion, all steps necessary to remedy the default; and (z) completed such remedy within a reasonable time; (d) if any event shall occur, or any contingency shall arise, whereby this Lease or the estate hereby granted, or the unexpired balance of the Term, would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Lessee, except for a sub-let or assignment consented to by Lessor; or (e) if Lessee abandons the Premises.

          (C) Lessor's Rights Upon Default of Lessee. If Lessee defaults in the performance of any of its obligations under this Lease, Lessor, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account, and at the expense of, Lessee, without notice in a case of emergency, and in any other case only if such default continues after the expiration of fifteen (15) days from the date Lessor gives Lessee written notice of the default. Any reasonable expenses incurred by Lessor in connection with any such performance, and all costs, expenses, and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees (through all appellate proceedings) involved in collecting or endeavoring to collect the Base Rent or Additional Rent or any part thereof or enforcing or endeavoring to enforce any rights against Lessee or Lessee's obligations hereunder, shall be due and payable upon Lessor's submission of an invoice therefore. All sums advanced by Lessor on account of Lessee under this Paragraph 13, or pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, if delinquent or not paid by Lessee and received by Lessor when due hereunder, shall bear interest at the rate of three percent (3%) per annum above the "base" or "prime" or similar rate of interest publicly announced, from time to time by The First National Bank of Chicago, from the date such payment is due until paid in full, and such interest shall be and constitute Additional Rent and be due and payable upon Lessor's submission of an invoice therefor.

R-14 REMEDIES (A) Lessor's Remedies. In the event of any default under or breach of this Lease by Lessee, Lessor, at its option, and after the proper written notice, if any (as required in Paragraph R-13) has been given and any applicable cure period has expired, may, in addition to all other rights and remedies provided in this Lease, at law or in equity, and without further notice to Lessee: (a) terminate this Lease and Lessee's right of possession of the Premises, and recover all reasonable damages to which Lessor is entitled under law, specifically including, without limitation, the difference between the present value of Base rent and Additional Rent for the balance of the Term and the fair rental value of the Premises for said Term, all Lessor's expenses of reletting allocable to Lessee's unexpired term (including repairs, alterations, improvements, additions, decorations, reasonable legal fees and brokerage commissions), and Lessor and Lessee agree that Lessee shall also be liable to Lessor for broker's fees allocable to Lessee's unexpired term and unamortized improvement costs and legal fees or (b) terminate Lessee's right of possession of the Premises without terminating this Lease; provided, however, that Lessor shall use its reasonable efforts, whether Lessor elects to proceed under Subparagraphs
        (a) or (b) above, to relet the Premises, or any part thereof for the account of Lessee, for such rent and term and upon such terms and conditions as are commercially reasonable and acceptable to Lessor. If Lessor shall elect to pursue its rights and remedies under Subparagraph
        (b), then Lessor shall have the further right and remedy to rescind such election and pursue its rights and remedies under Subparagraph (a), if Lessor has obtained a lessee to relet the Premises, which, in Lessor's reasonable judgment, is a suitable lessee. For purposes of such reletting, Lessor is authorized to decorate, repair, alter and improve the Premises to the extent deemed necessary by Lessor, in its reasonable judgment. If Lessor fails to relet the Premises or if the Premises are relet and a sufficient sum is not realized therefrom, after payment of all Lessor's expenses of reletting properly allocable to the unexpired term of this Lease (including repairs, alterations, improvements, additions, decorations, reasonable legal fees and brokerage commissions), to satisfy the payment, when due, of Base Rent and Additional Rent reserved under this Lease for any monthly period, then Lessee shall pay to Lessor a sum equal to the amount of Base Rent and Additional Rent due under this Lease for each such monthly period, or if the Premises have been relet, Lessee shall pay any such deficiency monthly. Lessee agrees that Lessor may file suit to recover any sums due to Lessor hereunder from time to time and that such suit or recovery of any amount due Lessor hereunder shall not be any defense to any subsequent action brought for any amount not therefore reduced to judgment in favor of Lessor. In the event Lessor elects, pursuant to this Paragraph R-14(A), to terminate Lessee's right of possession only, without terminating this Lease, Lessor may, at Lessor's option, enter into the Premises, with process of law, remove Lessee's property, Lessee's signs and other evidences of tenancy, and take and hold possession thereof, provided, however, that such entry and possession shall not terminate this Lease or release Lessee, in whole or in part, from Lessee's obligation to pay the Base Rent and Additional Rent reserved hereunder for the full Term, or from any other obligation of Lessee under this Lease. Any and all property that may be removed from the Premises by the Lessor pursuant to the authority of this Lease or of law, to which the Lessee is or may be entitled, may be handled, removed or stored by the Lessor at the risk, cost and expense of the Lessee, and the Lessor shall in no event be responsible for the value, preservation or safekeeping thereof. The Lessee shall pay to the Lessor, upon demand, any and all reasonable expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Lessor's possession or under the Lessor's control. Any such property of the Lessee not retaken from storage by the Lessee within thirty (30) days after the end of the Term, however terminated, shall be conclusively presumed to have been conveyed by the Lessee to the Lessor under this Lease as a bill of sale, without further payment or credit by the Lessor to the Lessee. Lessee hereby grants to Lessor a first lien upon the interest of Lessee under this Lease to secure the payment of monies due under this Lease, which lien may be enforced in equity; and Lessor shall be entitled as a matter of right to have a receiver appointed to take possession of the Premises and relet the same under order of court.


        (B) Rights of Lessor. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Lessor from time to time at its election, and nothing contained in this Lease shall be deemed to require Lessor to postpone suit until the Expiration Date, not limit or preclude recovery by Lessor against Lessee of any sums or damages which, in addition to the damages particularly provided above, Lessor may lawfully be entitled by reason of any default hereunder on the part of Lessee. The various rights, remedies and elections of Lessor reserved expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon lessor by law.

        (C) Remedies of Lessee. In the event of any breach by Lessor of its obligations hereunder, not cured within sixty (60) days of written notice from Lessee (or shorter period if an emergency is involved) Lessee shall be entitled to all remedies available at law or equity. Without limiting the foregoing, in the event Lessor has not paid Lessor's agreed contribution to improvements as provided for in Paragraph R-20 below, Lessee may offset the amount of such contribution together with interest at the same rate payable by Lessee to Lessor in the event of default against Rent otherwise payable by Lessee hereunder.

R-15 Lessee agrees to pay to Lessor, as additional rent hereunder, for each applicable year of the lease Lessee's proportionate share (10.7%) of any increase in the real estate taxes, against the building and the land underlying the building and improvements thereon, which is taxed together therewith during the lease term ("taxes") and paid by Landlord, over taxes paid by Landlord for the base year 1996 which is payable in 1997 - such amount being called the "additional rent." Said real estate taxes shall include all real estate taxes and installments of assessments that are levied upon and/or assessed against the Premises. The Lessee or Lessor shall have the right to contest in good faith any real estate taxes imposed upon the Premises in the manner provided by law for contesting same, provided that Lessee shall give notice thereof to Lessor prior to contesting and that such contest shall not jeopardize Lessor's interests in the Premises. In the event Lessor contests the real estate taxes herein and such real estate taxes are reduced, Lessee shall pay Lessor Lessee's pro-rata share of all reasonable legal fees incurred in connection with obtaining any such reduction of real estate taxes. Notwithstanding the forgoing, if payment of any such real estate taxes upon the demised Premises shall be deferred in whole or in part pending the contest, Lessee shall deposit with Lessor such security as Lessor may reasonably require to assure payment or compliance and payment of any fines or penalties that may be payable in connection therewith.

R-16 Lessee agrees to indemnify and hold lessor harmless against aand from any and all claims, damages, costs and expenses, including reasonable attorney's fees, arising from the conduct or management of the business conducted by Lessee in the leased premises, or from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed pursuant to the terms of this Lease, or from any act or negligence of Lessee, its agents, contractors, servants, employees, sublessees, concessionaires or licensees in or about the Leased Premises. In case any action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, covenants to defend at Lessee's cost such action or proceedings. Lessor agrees to indemnify and hold Lessee harmless against and from any and all claims, damages, costs and expenses, including reasonable attorney's fees, arising from any breach or default on the part of Lessor in the performance of any covenant or agreement on the part of Lessor to be performed pursuant to the terms of this Lease or from any intentional wrongful act or negligence of Lessor, its agents, contractors, or employees. In case any action or proceeding be brought against Lessee by reason of any such claim, Lessor, upon notice from Lessee, covenants to defend at Lessor's cost such action or proceedings.

R-17 All property belonging to Lessee or any occupant of the Premises that is in, on or about the Premises shall be there at the risk of Lessee or other person only, and Lessor shall not be liable for damage thereto or theft or misappropriation thereof. Any and all property which may be removed from the Premises by Lessor pursuant to the authority of this Lease or of law, to which Lessee is or may be entitled, shall be handled or removed by Lessor at the risk, cost and expense of Lessee and Lessor shall in no event be responsible as warehouseman, bailee or otherwise for any property left in or about the Premises or the building by Lessee, or for the value, preservation or safekeeping thereof.

R-18 Lessee shall not store, use or dispose of hazardous substances in, on or about the Premises agreeing at all times to cause the Premises to be operated in compliance with all federal, state, local or municipal environmental protection agency health and safety laws, statutes, ordinances, and rules and regulations, so that no clean-up claim or other obligation or responsibility arises from a violation of any of the foregoing by Lessee, and Lessee further agrees to promptly cure any such violation at its own expense, and shall furthermore defend and indemnify Lessor, beneficiaries, mortgagees, and officers, agents and employees thereof respectively from any and all liability, loss, costs (including attorneys' fees and expenses), damages, responsibilities or obligations incurred as a result of any violation of any of the foregoing by Lessee. Lessee shall upon request of Lessor certify in writing that to its knowledge it is in compliance with applicable local, state and federal environmental rules, regulations, statutes and laws for the preceding year. At the request of the Lessor, Lessee shall submit to the Lessor, or shall make available for inspection and copying upon reasonable notice and at reasonable times, any or all of the documents and materials prepared by or for Lessee pursuant to any environmental law or regulation or submitted to any governmental regulatory agency in conjunction therewith. Except in emergency cases, upon reasonable notice to Lessee (not less than 24 hours) Lessor shall have reasonable access to the Premises to inspect the same to confirm that the Lessee is using the Premises in accordance with local, state and federal environmental rules, regulations, statutes and laws. Lessee shall, at the request of the Lessor and at the Lessee's expense, conduct such testing and analysis as is necessary to ascertain whether the Lessee is using the Premises in compliance with all local, state and federal environmental rules, regulations, statutes, and laws, provided however, Lessor shall not request that Lessee conduct such tests unless Lessor has a reasonable basis to believe that Lessee may be in violation of the foregoing rules, regulations, statutes or laws. Said tests shall be conducted by qualified independent "pens chosen by the Lessee and subject to Lessor's reasonable approval. Copies of reports of any such tests shall be provided to the Lessor. The provisions within which this paragraph shall survive termination of this lease and shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns, and mortgages thereof.

R-19 If Lessee does not exercise its first option to extend the original term of this Lease, Lessee shall pay Lessor the lesser of (i) the unamortized portion of Landlord's contribution to Tenant's build-out expenses, as set forth in Section R-20, based on an original amortization period of ten (10) years, at an interest rate equal to Lessor's actual cost to borrow such funds, or (ii) $81,165

R-20 Lessor has approved Tenant's plans, specs, and full working drawings, which were made by Partners by Design and delivered to Landlord on February 28, 1997 ("Build-out"). Lessor will contribute a cap of $120,0000.00 towards the Build-out pursuant to the approved plans. Any cost or expense over $120,000.00 will be borne entirely by Lessee at Lessee's sole cost and expense. Lessee shall obtain any necessary permits needed to accomplish the Build-out and shall obtain bids for performance of the work and contract for its performance. Lessee's general contractor shall obtain liability insurance in a commercially reasonable amount and shall provide Lessor with a certificate of insurance naming Lessor as an additional insured and insuring against liability for the acts of the general contractors and all subcontractors and others performing work on the Premises on behalf of the general contractor. Lessee's general contractor, its subcontractors and others performing work on their behalf shall cooperate with Lessor so as to minimize any interference with Lessor's other tenants, and any damage to the Premises or to Lessor's building caused by any of them shall be repaired at no expense to Lessor. Lessee shall not enter into any change order without first obtaining Lessor's written approval of the same, such approval not to be unreasonably withheld or delayed. Lessee shall present Lessor with an itemized statement of the costs incurred in accomplishing the Build-out within thirty (30) days after completion, and Lessor shall contribute the lesser of (i) the costs incurred by Lessee, or (ii) the sum of $120,000.00 towards the cost of the Build-out, which amount shall be payable within thirty (30) days after receipt of a statement of costs incurred from Lessee with a list of all contractors, major suppliers, and second and third-tier subcontractors, which shall be certified by Lessee to be complete and accurate, as well as copies of supporting invoices and supporting final waivers and evidence that all costs have been paid by Lessee.

        Lessor at its sole cost and expense shall (i) accomplish all interior demolition work, including but not limited to removal of boiler and (ii) perform any repairs needed to the parking area and fencing and provide security remote control access to the parking area.

R-21 Lessor shall provide Lessee with seventeen (17) parking spaces for automobiles and vans in the common area parking lot, which shall be secured with a fence and remote controlled entrance gate. Lessee shall have twenty-four (24) hour access to the parking lot and Leased Premises, seven (7) days a week. Lessee hereby releases Lessor from and shall save and keep Lessor forever harmless and indemnified against any and all liabilities, claims causes of action, suits, damages, cost, losses or expenses, without limiting the generality of the foregoing, in any way or nature arising from or in connection with, but not limited to Lessee's or Lessee's employees or invitees use of the Lessee's parking spaces or the parking lot in which they are located, including but not limited to vandalism of vehicles of Lessee and/or Lessee's employees and/or invitees parked on such parking lot.

R-22 Lessee shall not erect or install any sign or other type of display whatsoever, either upon the exterior of the Building, upon or in any window, or in any lobby, hallway or door therein located, without the prior express written consent of Lessor, which consent shall not be unreasonably withheld or delayed. In the event Lessor provides uniform signage for the building Lessee agrees to remove any and all signs pertaining to Lessee's presence and business within said building and agrees to Lessee's company name being included in the uniform signage.

R-23 In addition to paying Base Rent, Lessee agrees to pay Lessor, annually, as Additional Rent, 10.7%, Lessee's pro-rata share, of common expenses. Lessor shall provide a detail of such actual costs on the anniversary date of each year of the Lease. "Expenses" shall include, but shall not be limited to, the following costs and expenses paid or incurred by or on behalf of Lessor for operating, maintaining and repairing the Building and the Real Estate and the personal property used in conjunction therewith (provided that with respect to any capital improvement as distinguished from an expense, only the annual amortized portion of such cost is to be included); the costs of common area utilities, common area sprinklers, common area security, common area staging, landscaping, grounds maintenance, snow removal, common lobbies, common halls, common stairs, common area doors, common truck docks and garage doors.

R-24 It is hereby understood that Lessee shall have the non-exclusive right to use the common area truck loading dock and corridors, as outlined on Exhibit "A" hereto, daily from 6:00 a.m. to 7:00 p.m. Access at other times shall be optional with Lessor and, if provided, shall never be deemed a continuing obligation of Lessor. Lessee shall maintain free of debris the common areas. The loading dock and adjacent common area (as indicated on Exhibit A) shall be used exclusively for docking and related purposes. Vehicles shall be removed when not actively involved in docking or related purposes. Lessor will use its best efforts in keeping clear the aisles leading to the common area dock and in securing compliance with this provision from all tenants of the building where the Leased Premises are located.

R-25 Throughout the Initial Lease term or any extension hereof, Lessee agrees to:

           (a) maintain a contract with an exterminating company acceptable to Lessor (it being understood and agreed that Lessor must act reasonably in approving or disapproving such company) for service to the Leased Premises not less than once per month;

           (b) maintain a contract with a scavenger company reasonably acceptable to Lessor (it being understood and agreed that Lessor must act reasonably in approving or disapproving such company) for service for daily refuse pick-up;

           (c) other than odors generated by the operation of the Leased Premises as a commissary, not cause or create any noxious odors in the Leased Premises or common areas;

           (d) operate the commissary with reasonably and customary degree of cleanliness typically associated with comparable quality commissaries.

           (e) store all garbage, trash, rubbish and other refuse from its operation in secured and sealed rat-resistant and insect-proof containers, or such other containers required by the City of Chicago located around the Leased Premises in such reasonable area or areas reasonably designated by Lessor; and

           (f) remove all garbage containers at least once each day and deposit same in a dumpster to be provided by Lessee and placed in reasonable area designated by Lessor.

           In the event Lessee fails to fulfill its obligations under this paragraph within ten (10) days after notice from Lessor (except that no notice shall be required in the case of emergency), Lessor shall have the right to perform or correct same and the actual and direct costs thereof shall become additional rent to be paid by Lessee to Lessor with the next due installment of rent.

R-26 Provided this Lease shall be in full force and effect~ and Lessee shall not be in default hereunder at the time, as a part of the consideration of Lessee's entering into this Lease, Lessor does hereby give and grant unto Lessee, during the initial Lease term or any extension hereof, a right of first refusal to Lease any adjacent space, should any potential tenant make an offer acceptable to Lessor, upon the same terms and conditions as are contained in the offer. It is hereby understood that Lessee's right of first refusal is subordinate to any and all other tenants with a similar right which was created prior to commencement date of this Lease. Lessor will provide Lessee with a list of the holders of such rights within ten (10) days after mutual execution of this Lease. Upon Lessor's decision to accept an offer to Lease, Lessor shall provide notice to Lessee of the terms of the offer. Lessee shall have seven (7) business days from the notification of the offer to exercise its right of first refusal by providing written notice to Lessor of Lessee's intent to Lease said space upon the same terms and conditions contained in said offer. Failure to provide said written notice to Lessor shall constitute Lessee's rejection and waiver of its Right of First Refusal to Lease the adjacent space as provided above. Lessor shall have sole and absolute discretion to determine whether an offer to Lease is acceptable, In addition to and not in substitution for Lessee's rights under the preceding paragraph, provided this Lease shall be in full force and effect, and Lessee shall not be in default hereunder, as a part of the consideration of Lessee's entering into this Lease, Lessor does hereby give and grant unto Lessee, during the first nine (9) months of the Lease Term after the Occupancy Date, the right to expand the Leased Premises to include any other space in the Building then available for lease, such additional space to be included on the same terms and conditions contained in this Lease with the exception that there shall be no tenant improvement allowance or Lessor-funded improvements, and rent shall be at prevailing market rates, all of which shall be as reasonably determined by Lessor. At Lessee's request, Lessor will advise Lessee of other space available or likely to become available in the Building and Lessee shall designate in writing any additional space Lessee elects to add to this Lease.

R-27 Provided this Lease shall be in full force and effect, and Lessee shall not be in default hereunder, as a part of the consideration of Lessee's entering into this Lease, Lessor does hereby give and grant unto Lessee the option to extend this Lease for a period of five (5) years, from the date of expiration of the initial rental term hereof upon the same terms and conditions as herein contained, except for the rental, provided Lessee gives Lessor written notice by Certified Mail, Return Receipt Requested, of its exercise of the option to extend the term of the Lease not less than six (6) months prior to the expiration of the initial rental term of the within Lease. If Lessee fails to give the notice provided for herein, then its option to extend shall be automatically terminated. However, in the event that Lessee shall have exercised said option to extend the term of this Lease, Lessor does hereby grant to Lessee the right, privilege and option again to extend this Lease for a period of five (5) more years, upon the same terms and conditions as herein contained, except rent upon written notice by Certified Mail, Return Receipt Requested to Lessor of Lessee's intent to exercise said option, given at least six (6) months prior to the expiration of the preceding extension of the term hereof. If Lessee fails to give, the notice provided for herein, then its second option to extend shall be automatically terminated. However, in the event that Lessee shall have exercised said second option to extend the term of this Lease, Lessor does hereby grant to Lessee the right, privilege and option again to extend this Lease for a period of five (5) more years, upon the same terms and conditions as herein contained, except rent upon written notice by Certified Mail, Return Receipt Requested to Lessor of Lessee's intent to exercise said option, given at least six (6) months prior to the expiration of the preceding extension of the term thereof. If Lessee fails to give the notice provided for herein, then its third option to extend shall be automatically terminated.

        Rental during the three five (5) year renewal option periods shall  be:

                 Year 1           $6,183.19 per month
                 Year 2           $6,365.98 per month
                 Year 3           $6,558.60 per month
                 Year 4           $6,751.21 per month
                 Year 5           $6,953.46 per month
                 Year 6           $7,162.06 per month
                 Year 7           $7,376.93 per month
                 Year 8           $7,598.23 per month
                 Year 9           $7,826.18 per month
                 Year 10          $8,060.97 per month

                 Year 11 - 15     Prevailing Market Rates

      At any time during year ten of the extended term, Lessee may request that Lessor notify Lessee of the Prevailing Market Rate which Lessor proposes for the third option term. Within thirty (30) days of the receipt of such request, Lessor shall notify Lessee in writing of the Prevailing Market Rate proposed by Lessor. In the event Lessee does not agree with the same, the parties shall negotiate in good faith for a period not to exceed thirty (30) days after Lessor's notice to Lessee and in the event during said period the parties have not agreed upon the Prevailing Market Rate applicable to the third option term, each party shall designate a real estate broker having familiarity with prevailing market rates for leases of similar properties, each of whom shall state his or her opinion as to the Prevailing Market Rate. If the difference in Prevailing Market Rate between the two brokers designated is less than ten percent (10%), the average of the two rates shall be the Prevailing Market Rate. If the difference is greater than ten percent (10%), the two brokers designated shall designate a third broker who shall state his or her opinion as to the Prevailing Market Rate. The average of the three opinions shall be the Prevailing Market Rate unless any broker's opinion is more than ten percent (10%) different than the average in which event such broker's or brokers' opinions shall be disregarded and the average of the remaining brokers' opinions shall be the Prevailing Market Rate applicable to the third option term. In the event Lessee exercises its option to extend before the Prevailing Market Rate has been determined, Lessee shall be entitled to withdraw its exercise within twenty (20) days after the broker's determination by giving notice of withdrawal to Lessor within such period.

R-28 Any charge to be paid by Lessee pursuant to the terms hereof can be classified "Additional Rent" entitling Lessor to enforcement of the remedies to which it is entitled under the terms and under this lease for the nonpayment of rent.

R-29 Whenever Lessor or Lessee desires to give any notice to the other, it shall be sufficient for all purposes if such notice is personally delivered or sent by registered or certified United States Mail, postage prepaid, addressed to the intended recipient at the address specified on the first page of this Lease or theretofore specified by the addressee in a written notice given to the sender. Any notice given in the manner specified herein shall be deemed to have been given on the day it is personally delivered or three (3) business days after it is deposited in the United States Mail.

R-30 This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

R-31 Each party represents and warrants to the other party that, as of the date of this Lease, it has full power and authority to enter into this Lease that execution and delivery of this Lease and performance of the terms hereof will not violate any agreements to which it is a party or by which it is bound and if it is a corporation, that it is a corporation duly incorporated, validly existing, in good standing and is authorized to enter into this Lease pursuant to a duly adopted Resolution of the Board of Directors of the Corporation.


        IN WITNESS WHERE OF, the parties hereto have executed the foregoing Rider as of the date and year first above written.

        Dated as of the 7th day of April, 1997

LESSEE:  BRIAZZ, INC.                   LESSOR:  WALNUT STREET PROPERTIES, INC.


By: /s/James McDermet                   By:___________________________________
   -------------------------
    JIM MCDERMET                                        JAMES BOLDUC
Title:  President                       Title

                                  EXHIBIT "B"

                                  WORKLETTER
                                  ----------

                           INDUSTRIAL BUILDING LEASE
                    BY AND BETWEEN BRIAZZ, INC.  ("LESSEE")
                AND WALNUT STREET PROPERTIES, INC.  ("LESSOR")

     This is the Work Letter referred to and specifically made a part of the Lease to which this Exhibit B is attached, for the Premises commonly known as 1642 Lake Street, Chicago, Illinois.

     Lessor and Lessee agree as set forth below:

1.   Lessee's Plans.
     ---------------

     Lessor has approved Lessee's Build-Out Plans, as set forth in the Lease. Approval by Lessor of the Build-Out and Lessee's Plans shall not constitute any warranty by Lessor to Lessee of the adequacy of the design for Lessee's intended use of the Leased Premises,

2.   Performance of Lessee's Work.
     -----------------------------

     A. Lessee shall promptly obtain bids for construction. Lessee shall cause such contractor to do the work covered by the Working Plans or such revised Working Plans.

     B. No work shall commence in the Leased Promises until Lessee's approved Plans are film with the municipal agencies having jurisdiction thereof, and all requisite building permits have been obtained by Lessee and Lessee's architect has certified that the Plans were prepared by him personally and to the best of his knowledge the Plans prepared by him comply with the building codes and ordinances of the City of Chicago, and the State of Illinois.

     C. The Lessee's Work shall be done in a workmanlike manner using only good grades of: materials as specified by Lessee's architect and shall comply with all governmental laws, ordinances, codes, rules and regulations applicablo at the time of the performance of the Lessee's Work.

     D. Lessee shall be responsible for the acts and omissions of an its employees and all of its Contractors, subcontractors, their agents and employees and all other persons performing any work in the Leased Premises under a contract with Lessee.

3.   Payment for Lessee's Work.
     --------------------------

     A. Lessee at Lessee's sole cost and expense will engage a licensed architect to provide plans, specs, and full working, drawings needed to adapt the Leased Premises to Lessee's use. Lessor shall contribute an amount not to exceed $120,0000.00 towards the build-out pursuant to the approved plans. Any cost or expense over $120,000.00 will be borne entirely by Lessee, at Lessee's sole cost and expense. All work other than Lessee's initial Build-Out, if any, which Leme may elect to do in order to make the Premises ready for Lessee's occupancy shall be borne entirely by Lessee at Lessee's sole cost and expense, Lessee shall pay the cost of the build-out or any other work performed directly to the persons or entities performing such work in a timely manner.

4.   Indemnity and Warranty,
     -----------------------

A. Lessee hereby agrees, to the extent permitted by law, to indemnify, defend and hold the Lessor and/or Lessor's respective agents and employees, harmless from and against any and all liabilities, loss, costs, damages, expenses (including reasonable attorneys fees and expenses), claims, causes of action or judgment of any nature whatsoever arising from, caused by or resulting directly or indirectly out of the acts, omissions, or negligence of Lessee or its employees, agents or contractors and any and all other parties performing work, providing any services or supplying any material equipment by or on behalf of the Lessee including but not limited to the Lessee, any contractor or subcontractor, material supplier or any other party in connection with the construction and completion of Lessee's Work, the Build-Out. Lessee agrees to protect, defend, indemnify and hold harmless the Lessor against any and all penalties, fines and liabilities asserted by an public authority in connection with construction or completion of Lessee's Work, the Build-Out, including, but not limited to, any building, health, fire or environmental protection law, ordinance, order or rule which is in effect at the time of
completion of Lessee's Work, the Build-Out, as to all matters and work.   The
obligations of the Lessee hereunder shall be deemed to include, as an additional liability, any injury or damage arising from the failure to use or from the misuse by the Lessee or its agents or employees, any scaffold, hoist, crane, ladder, support, or any other mechanical contrivancer erected or constructed by any person or for any other kind of equipment owned, furnished or rented.

     B. Lessee warrants to the Lessor all materials and equipment furnished under this Work Letter will be now, and that all Lessee's Work will be of good quality, free from faults and defects, mechanic lien claims and in conformance with the approved Working Plans or such revised Working Plans. All Lessee's work not conforming to these requirements, including substitutions not properly approved an authorized, may be considered defective. If required by Lessor, Lessee shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

5.   Miscellaneous
     -------------

     A. Except as expressly set forth herein, Lessor has no other agreement with Lessee and has no other obligation to do any other work or pay any amounts with respect the Leased Premises. Any other work in the Leased Premises which may be permitted by Lessor pursuant to the terms and conditions of this Lease shall be done at Lessee's sole cost and expense and in accordance with the terms and conditions of this Lease.

     B. This Workletter shall not be deemed applicable to any additional space added to the original Leased Premises at any time or from time to time, whether by any option under this Lease or otherwise, or to any portion of the original Leased Premises or any additions thereto in the event of a renewal or extension of the initial term of this Lease, whether by any option under this Lease or otherwise, unless expressly so provided in this Usse or any amendment or supplement thereto.

     C. This Workletter is expressly made a part of this Lease and is subject to each and every term and condition thereof, including without limitation, the limitations of liability set forth therein.

     D. [The Lessor's contribution to] the Build-Out may be depreciated by Lessor[, not to exceed $120,000.] [ initials ]

     E.  Time is of the essence under this Agreement.


ACCEPTED AND AGREED

LESSEE:                  LESSOR:

BRIAZZ, INC.             WALNUT STREET PROPERTIES, INC.


BY:                      BY:

/s/ James McDermet
President